THE ALLIANCE FUND

ANNUAL REPORT
NOVEMBER 30, 1996



LETTER TO SHAREHOLDERS                                        THE ALLIANCE FUND
_______________________________________________________________________________

December 9, 1996

Dear Shareholder:

In concert with a strong U.S. stock market, The Alliance Fund showed further appreciation in the 6- and 12-months ended November 30, 1996. Unfortunately, as you can see below, the Fund did not perform as well relative to the S&P 500 Stock Index.

In part, this relative underperformance is due to the portion of the Fund that is invested in small- to mid-cap growth stocks. (It has been the Fund's operating policy to maintain approximately one third of net assets in small- to mid-cap stocks.) These stocks, as measured by the Russell 2000 Index, did not keep up with the performance of larger-cap issues, as measured by the S&P 500. The Russell 2000 returned -1.36% and 16.52%, respectively, for the 6- and 12-month periods ended November 30, 1996.


                          TOTAL RETURNS FOR PERIODS ENDED
                                 NOVEMBER 30, 1996
                              6 MONTHS     12 MONTHS
                            ------------ -------------
THE ALLIANCE FUND
  Class A                       8.44%        16.49%
  Class B                       7.87%        15.47%
  Class C                       8.02%        15.48%
S&P 500 STOCK INDEX            14.37%        27.85%
RUSSELL 1000 GROWTH INDEX      12.20%        26.30%


U.S. EQUITY MARKET AND ECONOMIC REVIEW
The fundamentals behind the U.S. stock market's gains continue to be very strong. On a macro level, the broad economic climate is one of moderate growth and mild inflation. The U.S. position in the global economy remains very strong, based on leadership in technology and a decade of corporate cost cutting. Conservative fiscal and monetary policies are also helping to keep the economy on track.

Given this backdrop, it is not surprising that mutual funds, and 401(k) plans in particular, have continued to attract strong cash flows during 1996. This has driven the price/earnings multiple of the market to over 17 times our estimate of 1997 earnings. At this level, we believe it is unrealistic to assume further advances on a valuation basis. Accordingly, our hope for 1997 is that corporate earnings will continue to improve, thereby providing total returns (earnings growth plus dividends) in the 10%-12% range. With bond yields at approximately 6.5%, such results would be satisfactory.

INVESTMENT STRATEGY
In managing The Alliance Fund, our strategy is to keep the portfolio fully invested while varying portfolio holdings according to our current outlook. Consistent with comments made above, we are trying to keep the portfolio positioned to take advantage of a moderately rising market. We are doing this by keeping the portfolio's weighted price earnings ratio near that of the market, and by broadly diversifying while adhering to our growth mandate. For example, we continue to have about 20% of Fund holdings invested in financial stocks, which currently have price multiples averaging 12 times earnings, significantly less than the P/E of the overall market. We also have holdings in the airline and auto industries, where companies are currently experiencing strong earnings gains.

As always, we continue to keep a large portion of the portfolio in consumer-oriented growth stocks. We are also maintaining our positions in many of the better-known technology companies which dominate the microprocessor, software, and networking sectors of the technology industry. Healthcare is another area emphasized in the portfolio, and we continue to look for advantageous opportunities in this area of the market.

Once again, we thank you for your interest and investment in The Alliance Fund, and we look forward to reporting future progress.

Sincerely,

John D. Carifa
Chairman and President

Alfred Harrison
Executive Vice President


1



INVESTMENT OBJECTIVE AND POLICIES                             THE ALLIANCE FUND
_______________________________________________________________________________

The Alliance Fund is an open-end, diversified investment company that seeks long-term growth of capital and income primarily through investments in common stocks. While the Fund normally invests substantially all of its assets in equities that Alliance believes will appreciate in value, it may invest in a variety of securities, including convertible bonds, U.S. Government securities, and other high-quality instruments. The Fund has the flexibility to invest without limit in foreign securities.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +16.49%        +11.58%
 . Five Years                 +18.26%        +17.25%
 . Ten Years                  +14.35%        +13.85%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +15.47%        +11.52%
 . Five Years                 +17.34%        +17.34%
 . Since Inception*           +14.82%        +14.82%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +15.48%        +14.49%
 . Since Inception*           +16.46%        +16.46%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares--with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C (1% year 1). Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/4/91, Class B; 5/3/93, Class C.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

THE ALLIANCE FUND
GROWTH OF A $10,000 INVESTMENT:
11/30/86 TO 11/30/96


$44,000
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000

11/30/86   '87   '88   '89   '90   '91   '92   '93   '94   '95   11/30/96

S&P 500: $41,128

RUSSELL 1000: $40,360

THE ALLIANCE FUND CLASS A: $36,577


This chart illustrates the total value of an assumed $10,000 investment in Class A shares as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from an initial $10,000 investment and assumes the reinvestment of dividends and capital gains. Performance for Class B and C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gains or losses.

Both the S&P 500 Stock Index and the Russell 1000 Growth Index are unmanaged. The S&P 500 tracks 500 companies and is a common measure of the overall U.S. stock market. The Russell 1000 Growth Index measures the performance of large-cap stocks with a greater-than-average growth orientation.

When comparing The Alliance Fund to the indices shown above, remember that sales charges and expenses are not reflected in the performance of indices.


The Alliance Fund
S&P 500
Russell 1000


3



TEN LARGEST HOLDINGS
NOVEMBER 30, 1996                                             THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                               VALUE         PERCENT OF NET ASSETS
-------------------------------------------------------------------------
Intel Corp.                      $ 59,263,312                 5.6%
Philip Morris Cos., Inc.           54,078,750                 5.1
UAL Corp.                          32,004,500                 3.0
Cisco Systems, Inc.                31,358,250                 3.0
Chrysler Corp.                     30,672,000                 2.9
AirTouch Communications, Inc.      28,776,875                 2.7
COMPAQ Computer Corp.              28,236,775                 2.7
Merrill Lynch & Co., Inc.          26,562,750                 2.5
Pfizer, Inc.                       26,439,375                 2.5
Microsoft Corp.                    25,986,344                 2.4
                                 $343,378,931                32.4%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1996
_______________________________________________________________________________

                                                  SHARES*
                                    ----------------------------------
PURCHASES                              BOUGHT        HOLDINGS 11/30/96
----------------------------------------------------------------------
Boeing Co.                             90,000              90,000
Campbell Soup Co.                     140,000             140,000
Cascade Communications Corp.          128,600             128,600
Chrysler Corp.                        864,000             864,000
Cisco Systems, Inc.                   402,000             462,000
Home Depot, Inc.                      159,000             219,000
Intel Corp.                           191,400             467,100
MBNA Corp.                            361,000             426,000
Northwest Airlines Corp. Cl.A         238,000             238,000
Sears, Roebuck & Co.                  294,800             324,800


SALES                                   SOLD         HOLDINGS 11/30/96
----------------------------------------------------------------------
American International Group, Inc.    132,000              72,500
Applied Materials, Inc.               936,800                  -0-
AT & T Corp.                          265,900                  -0-
Federal Home Loan Mortgage Corp.      140,000             121,000
Ford Motor Co.                        370,000                  -0-
ITT Corp.                             205,000              60,000
Merrill Lynch & Co., Inc.             155,000             331,000
NationsBank Corp.                     217,800                  -0-
Norwest Corp.                         686,700             256,300
PepsiCo, Inc.                         370,000             259,000


*  Adjusted for stock splits.


4



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996                                             THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-96.9%
CONSUMER PRODUCTS & SERVICES-40.0%
AIRLINES-5.3%
AMR Corp. (a)                                    35,000     $  3,193,750
Delta Air Lines, Inc.                            42,000        3,160,500
KLM Royal Dutch Air                             312,475        8,163,409
Northwest Airlines Corp. Cl.A (a)               238,000        9,609,250
UAL Corp. (a)                                   556,600       32,004,500
                                                             ------------
                                                              56,131,409

BIOTECHNOLOGY-2.0%
Amgen, Inc. (a)                                 315,500       19,206,063
Biogen, Inc. (a)                                 44,000        1,683,000
                                                             ------------
                                                              20,889,063

BROADCASTING & CABLE-7.9%
AirTouch Communications, Inc. (a)             1,123,000       28,776,875
Cablevision Systems Corp. Cl.A (a)               90,000        2,711,250
Comcast Corp. Cl.A                              200,000        3,350,000
CommNet Cellular, Inc. (a)                       85,000        2,401,250
Cox Communications, Inc. Cl.A (a)               386,100        7,915,050
Jones Intercable, Inc. Cl.A (a)                 240,000        2,580,000
Millicom International Cellular, S.A. (a)        35,000        1,325,625
Nynex Cablecommunications
  Group Plc (ADR) (a) (b)                       100,000        1,912,500
TCI Group Series A (a)                          815,500       11,009,250
Tele-Communications International,
  Inc. Cl.A (a)                                 130,000        1,950,000
Tele-Communications-Liberty Media Cl.A (a)      374,050        9,351,250
Telephone & Data Systems, Inc.                   80,000        2,990,000
Teleport Communications Group, Inc. Cl.A (a)    149,300        4,945,562
Viacom, Inc. Cl.B (a)                                 1               38
Vodafone Group Plc (ADR) (b)                     50,000        2,162,500
                                                             ------------
                                                              83,381,150

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-9.5%
Centocor, Inc. (a)                               74,000        2,044,250
Columbia HCA/Healthcare Corp.                   637,400       25,496,000
Gensia, Inc.                                        158              731
Johnson & Johnson                               100,000        5,312,500
Medtronic, Inc.                                 100,000        6,612,500
Merck & Co., Inc.                               183,500       15,230,500
Pfizer, Inc.                                    295,000       26,439,375
Pharmacia & Upjohn, Inc.                         50,000        1,931,250
Revco D.S., Inc. (a)                            115,000        3,967,500
United Healthcare, Inc.                         191,900        8,275,687
Value Health, Inc. (a)                           90,000        1,631,250
Warner Lambert Co.                               58,000        4,147,000
                                                             ------------
                                                             101,088,543

ENTERTAINMENT & LEISURE-1.8%
Circus Circus Enterprises, Inc. (a)              45,000        1,642,500
Cyrk, Inc. (a)                                   75,000          928,125
Harrahs Entertainment, Inc. (a)                  80,000        1,420,000
Walt Disney Co.                                 200,600       14,794,250
                                                             ------------
                                                              18,784,875

FOOD, BEVERAGES & TOBACCO-6.9%
Campbell Soup Co.                               140,000       11,567,500
PepsiCo, Inc.                                   259,000        7,737,625
Philip Morris Cos., Inc.                        524,400       54,078,750
                                                             ------------
                                                              73,383,875

PRINTING & PUBLISHING-0.8%
Aamulehti Yhtymae OY-II (c)                     110,000        3,549,919
Reuters Holdings Plc (ADR) (b)                   70,000        5,083,750
                                                             ------------
                                                               8,633,669


5



PORTFOLIO OF INVESTMENTS (CONTINUED)                          THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
RESTAURANTS & LODGING-1.6%
Host Marriott Corp. (a)                         200,000     $  3,050,000
John Q. Hammons Hotels, Inc. Cl.A (a)           170,000        1,360,000
Marriot International, Inc.                      78,400        4,370,800
McDonald's Corp.                                169,200        7,910,100
                                                             ------------
                                                              16,690,900

RETAILING-4.2%
AutoZone, Inc. (a)                               80,000        1,970,000
Federated Department Stores, Inc. (a)            40,000        1,365,000
Fingerhut Cos., Inc.                            140,000        1,750,000
Home Depot, Inc.                                219,000       11,415,375
Kohl's Corp. (a)                                 85,000        3,389,375
Sears, Roebuck & Co.                            324,800       16,158,800
Wal-Mart Stores, Inc.                           339,000        8,644,500
                                                             ------------
                                                              44,693,050
                                                             ------------
                                                             423,676,534

SCIENCE & TECHNOLOGY-25.9%
COMMUNICATIONS EQUIPMENT-3.2%
Ascend Communications, Inc.                      77,000        5,476,625
DSC Communications Corp. (a)                     90,000        1,620,000
Ericsson (L.M.) Telephone Co. Cl.B (ADR) (d)    273,510        8,444,621
Lucent Technologies, Inc.                       116,100        5,950,125
MFS Communications, Inc. (a)                     98,600        4,757,450
Nokia Corp. (ADR) (e)                            55,000        3,086,875
Scientific-Atlanta, Inc.                        160,000        2,480,000
WorldCom, Inc. (a)                               90,700        2,097,438
                                                             ------------
                                                              33,913,134

COMPUTER HARDWARE-5.4%
Ceridian Corp. (a)                               75,000        3,609,375
COMPAQ Computer Corp. (a)                       356,300       28,236,775
Dell Computer Corp. (a)                          60,400        6,138,150
Hewlett-Packard Co.                             292,400       15,753,050
Intergraph Corp. (a)                            150,000        1,368,750
Storage Technology Corp. (a)                     34,400        1,715,700
                                                             ------------
                                                              56,821,800

COMPUTER PERIPHERALS-0.5%
Seagate Technology (a)                          140,000        5,530,000

COMPUTER SOFTWARE & SERVICES-4.3%
Electronic Data Systems Corp.                   100,000        4,837,500
First Data Corp.                                110,000        4,386,250
Informix Corp. (a)                              170,000        4,037,500
Microsoft Corp. (a)                             165,650       25,986,344
Oracle Corp. (a)                                 50,000        2,450,000
Sterling Commerce, Inc. (a)                      55,741        1,755,841
Sterling Software, Inc. (a)                      35,000        1,159,375
The Learning Co., Inc. (a)                       58,000          986,000
                                                             ------------
                                                              45,598,810

NETWORK SOFTWARE-4.6%
3Com Corp. (a)                                   55,000        4,131,875
Bay Networks, Inc. (a)                          125,000        3,343,750
Cascade Communications Corp. (a)                128,600        8,889,475
Cisco Systems, Inc. (a)                         462,000       31,358,250
Netscape Communications Corp. (a)                15,000          838,125
                                                             ------------
                                                              48,561,475

OFFICE EQUIPMENT SERVICES-0.6%
Xerox Corp.                                     125,500        6,165,188

SEMI-CONDUCTORS & RELATED-7.3%
Intel Corp.                                     467,100       59,263,312
Linear Technology Corp.                          70,000        3,298,750
National Semiconductor Corp. (a)                235,000        5,757,500
Teradyne, Inc. (a)                              153,000        3,614,625
Texas Instruments, Inc.                          37,900        2,416,125
Xilinx, Inc. (a)                                 70,000        3,071,250
                                                             ------------
                                                              77,421,562
                                                             ------------
                                                             274,011,969


6



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
FINANCIAL SERVICES-16.6%
BANKING & CREDIT-5.2%
Citicorp                                        100,000     $ 10,925,000
First Union Corp.                                50,000        3,818,750
Household International, Inc.                   120,000       11,370,000
MBNA Corp.                                      426,000       17,199,750
Norwest Corp.                                   256,300       11,982,025
                                                             ------------
                                                              55,295,525

BROKERAGE-4.8%
Green Tree Financial Corp.                      133,500        5,590,313
Legg Mason, Inc.                                 60,000        2,332,500
Merrill Lynch & Co., Inc.                       331,000       26,562,750
Morgan Stanley Group, Inc.                      277,900       16,708,737
                                                             ------------
                                                              51,194,300

INSURANCE-3.6%
American International Group, Inc.               72,500        8,337,500
Equitable of Iowa Cos.                           18,800          841,300
Home State Holdings, Inc. (a)                    57,400          437,675
IPC Holdings Ltd.                               112,100        2,550,275
ITT Hartford Group, Inc.                         37,000        2,529,875
John Alden Financial Corp.                       90,000        1,586,250
Life Re Corp.                                    48,000        1,770,000
MGIC Investment Corp.                            80,100        5,997,488
NAC Re Corp.                                     63,300        2,310,450
Progressive Corp.                                40,000        2,790,000
TIG Holdings, Inc.                              130,000        3,965,000
Travelers Group, Inc.                           113,333        5,100,000
                                                             ------------
                                                              38,215,813

MORTGAGE BANKING-2.6%
Federal Home Loan Mortgage Corp.                121,000       13,824,250
Federal National Mortgage Assn.                 320,600       13,224,750
                                                             ------------
                                                              27,049,000

REAL ESTATE-0.4%
Avalon Properties, Inc.                          80,000        2,050,000
Simon De Bartolo Group, Inc.                     70,000        1,916,250
                                                             ------------
                                                               3,966,250

                                                             ------------
                                                             175,720,888

BASIC INDUSTRIES-6.8%
CHEMICALS-1.1%
Dow Chemical Co.                                 35,000        2,931,250
Freeport McMoran, Inc.                           90,000        2,745,000
Monsanto Co.                                     85,000        3,378,750
Olin Corp.                                       70,000        2,791,250
                                                             ------------
                                                              11,846,250

MACHINERY-0.3%
Coltec Industries, Inc. (a)                     200,000        3,700,000

MINING & METALS-0.4%
Kaiser Aluminum Corp. (a)                       200,000        2,125,000
Reynolds Metals Co.                              30,100        1,790,950
                                                             ------------
                                                               3,915,950

OIL & GAS-2.6%
BJ Services Co. (a)                              85,000        4,058,750
Brown (Tom), Inc. (a)                           138,000        2,604,750
ENSERCH Corp.                                    90,000        2,103,750
Louis Dreyfus Natural Gas Corp. (a)             182,700        3,128,738
Louisiana Land & Exploration Co.                 42,000        2,509,500
Nabors Industries, Inc. (a)                     120,000        2,325,000
Noble Affiliates, Inc.                           70,000        3,298,750
Parker Drilling Co. (a)                         105,000          984,375
Petroleum Geo-Services ASA (ADR) (a) (f)         60,000        2,250,000
Seagull Energy Corp. (a)                         70,000        1,601,250
Transocean Offshore, Inc.                        46,333        2,791,563
                                                             ------------
                                                              27,656,426

POLLUTION CONTROL-0.4%
WMX Technologies, Inc.                          135,000        4,860,000

SURFACE TRANSPORTATION-1.2%
Burlington Northern Santa Fe                     30,000        2,696,250
Canadian Pacific, Ltd.                          130,000        3,575,000
GATX Corp.                                       60,000        2,992,500
Illinois Central Corp.                           70,000        2,371,250
Union Pacific Corp.                              13,069          761,269
                                                             ------------
                                                              12,396,269


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                          THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TRUCKING & SHIPPING-0.3%
Ryder System, Inc.                               70,000     $  2,126,250
Sea Containers, Ltd. Cl.A                        80,000        1,240,000
                                                             ------------
                                                               3,366,250

OTHER-0.5%
ADT Ltd. (a)                                    145,000        2,972,500
Xtra Corp.                                       45,000        1,895,625
                                                             ------------
                                                               4,868,125
                                                             ------------
                                                              72,609,270

CONSUMER MANUFACTURING-4.9%
AUTO & RELATED-4.5%
Chrysler Corp.                                  864,000       30,672,000
General Motors Corp.                            242,600       13,979,825
Magna International, Inc. Cl.A                   55,000        3,018,125
                                                             ------------
                                                              47,669,950

BUILDING & RELATED-0.3%
American Standard Cos., Inc. (a)                 80,000        3,050,000

TEXTILE PRODUCTS-0.1%
Cone Mills Corp. (a)                            100,000          837,500
                                                             ------------
                                                              51,557,450

CAPITAL GOODS-1.2%
ELECTRICAL EQUIPMENT-1.2%
General Electric Co.                            120,000       12,480,000



                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.8%
Boeing Co.                                       90,000   $    8,943,750

UTILITIES-0.3%
TELEPHONE UTILITIES-0.3%
Deutsche Telekom AG (ADR) (a) (g)                24,000          513,000
MCI Communications Corp.                         85,000        2,592,500
                                                           --------------
                                                               3,105,500

MULTI INDUSTRY-0.3%
ITT Corp. (a)                                    60,000        2,767,500

DIVERSIFIED-0.1%
Frontier Corp.                                   50,000        1,312,500
Total Common Stocks (cost $798,489,192)                    1,026,185,361

COMMERCIAL PAPER-3.9%
General Electric Capital Corp.
  5.75%, 12/02/96
  (amortized cost $40,759,489)                  $40,766       40,759,489

TOTAL INVESTMENTS-100.8%
  (cost $839,248,681)                                      1,066,944,850
Other assets less liabilities-(0.8%)                          (8,445,399)

NET ASSETS-100%                                           $1,058,499,451


(a)  Non-income producing security.
(b)  Country of origin - United Kingdom.
(c)  Finnish holding.
(d)  Country of origin - Sweden.
(e)  Country of origin - Finland.
(f)  Country of origin - Norway.
(g)  Country of origin - Germany.

     Glossary:
     ADR - American Depository Receipt.

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996                                             THE ALLIANCE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $839,248,681)        $1,066,944,850
  Cash, at value (cost $78,985)                                          79,154
  Receivable for investment securities sold                           8,276,199
  Dividends receivable                                                  736,535
  Receivable for capital stock sold                                     334,225
  Total assets                                                    1,076,370,963

LIABILITIES
  Payable for investment securities purchased                        15,269,480
  Unclaimed dividends                                                 1,005,964
  Management fee payable                                                584,001
  Payable for capital stock redeemed                                    546,369
  Distribution fee payable                                              196,206
  Accrued expenses                                                      269,492
  Total liabilities                                                  17,871,512

NET ASSETS                                                       $1,058,499,451

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $    1,375,841
  Additional paid-in capital                                        684,528,374
  Undistributed net investment income                                 2,417,164
  Accumulated net realized gain                                     142,481,734
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     227,696,338
                                                                 $1,058,499,451

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($999,067,317/
    129,564,086 shares of capital stock issued and outstanding)           $7.71
  Sales charge--4.25% of public offering price                              .34
  Maximum offering price                                                  $8.05

  CLASS B SHARES
  Net asset value and offering price per share($44,450,378/
    6,003,649 shares of capital stock issued and outstanding)             $7.40

  CLASS C SHARES
  Net asset value and offering price per share($13,899,091/
    1,876,023 shares of capital stock issued and outstanding)             $7.41

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($1,082,665
    /140,391 shares of capital stock issued and outstanding)              $7.71


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996                                  THE ALLIANCE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $146,869)                                     $11,650,518
  Interest                                             1,348,902  $ 12,999,420

EXPENSES
  Management fee                                       6,794,888
  Distribution fee - Class A                           1,746,148
  Distribution fee - Class B                             371,631
  Distribution fee - Class C                             124,724
  Transfer agency                                        713,260
  Custodian                                              207,024
  Administrative                                         140,000
  Printing                                               120,781
  Audit and legal                                        118,838
  Registration                                            70,116
  Taxes                                                   69,554
  Directors' fees                                         27,000
  Miscellaneous                                           23,790
  Total expenses                                                    10,527,754
  Net investment income                                              2,471,666

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                 143,836,486
  Net realized loss on foreign currency transactions                      (140)
  Net change in unrealized appreciation of:
    Investments                                                      4,239,551
    Foreign currency denominated assets and liabilities                 (1,044)
  Net gain on investments                                          148,074,853

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $150,546,519


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS                            THE ALLIANCE FUND
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                   NOVEMBER 30,    NOVEMBER 30,
                                                       1996            1995
                                                 ---------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                           $   2,471,666   $  2,382,706
  Net realized gain on investments and foreign
    currency transactions                           143,836,346    137,577,216
  Net change in unrealized appreciation of
    investments                                       4,238,507    136,438,371
  Net increase in net assets from operations        150,546,519    276,398,293

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (2,437,233)    (1,599,712)
  Net realized gain on investments
    Class A                                        (129,777,164)  (114,265,138)
    Class B                                          (4,556,157)    (2,789,853)
    Class C                                          (1,766,904)      (972,583)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       59,364,620     45,307,923
  Total increase                                     71,373,681    202,078,930

NET ASSETS
  Beginning of year                                 987,125,770    785,046,840
  End of year (including undistributed net
    investment income of $2,417,164 and
    $2,382,871, respectively)                    $1,058,499,451   $987,125,770


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996                                             THE ALLIANCE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Alliance Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. On April 15, 1996 the Board of Directors approved the creation of a fourth class of shares, Advisor Class Shares. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing principally distribution expenses. Advisor Class shares are offered solely to investors participating in fee based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the close of such exchange. Over-the-counter securities not traded on national securities exchanges are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes discounts on debt securities owned. Investment gains and losses are determined on the identified cost basis.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net foreign currency losses represent foreign exchange gains and losses from sales and maturities of securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


12



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P., (the "Manager") a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $140,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended November 30, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Manager) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $552,511 for the year ended November 30, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Manager) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $48,517 from the sale of Class A shares and $60,344 and $360 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively for the year ended November 30, 1996.

Brokerage commissions paid for the year ended November 30, 1996 on securities transactions amounted to $1,682,047, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ("DLJ") nor to DLJ directly, an affiliate of the Manager.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,718,791 and $815,553, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) aggregated $757,343,332 and $825,062,987, respectively, for the year ended November 30, 1996. There were purchases of $709,700 and sales of $18,435,770 of U.S. Government or government agency obligations for the year ended November 30, 1996. At November 30, 1996, the cost of securities for federal income tax purposes was $840,699,774. Accordingly, gross unrealized appreciation of investments was $250,455,873 and gross unrealized depreciation of investments was $24,210,797, resulting in net unrealized appreciation of $226,245,076 excluding foreign currency.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                     THE ALLIANCE FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 900,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Class A shares consists of 300,000,000 shares. Class B and Class C shares each consist of 150,000,000 shares and Advisor Class shares consist of 300,000,000 shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1996          1995           1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            4,150,468    11,552,553    $ 28,384,296   $  76,332,241
Shares issued in
  reinvestment of
  dividends and
  distributions       15,446,742    16,140,922     100,712,758      88,936,504
Shares converted
  from Class B           118,728            -0-        823,774              -0-
Shares redeemed      (12,552,838)  (19,990,291)    (86,836,564)   (131,496,755)
Net increase           7,163,100     7,703,184    $ 43,084,264   $  33,771,990

CLASS B
Shares sold            2,617,216     2,132,283    $ 17,347,199   $  13,861,804
Shares issued in
  reinvestment of
  distributions          586,032       429,040       3,697,861       2,312,524
Shares converted
  to Class A            (123,214)           -0-       (823,774)             -0-
Shares redeemed       (1,311,534)   (1,117,997)     (8,719,518)     (7,184,000)
Net increase           1,768,500     1,443,326    $ 11,501,768   $   8,990,328

CLASS C
Shares sold            1,402,282       904,787    $  9,611,884   $   5,865,193
Shares issued in
  reinvestment of
  distributions          175,223       116,466       1,105,657         627,754
Shares redeemed       (1,045,876)     (634,972)     (6,946,611)     (3,947,342)
Net increase             531,629       386,281    $  3,770,930   $   2,545,605


                    OCT. 2, 1996*                 OCT. 2, 1996*
                          TO                            TO
                    NOV. 30, 1996                 NOV. 30, 1996
                    -------------                --------------
ADVISOR CLASS
Shares  sold             140,391                    $1,007,658
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-                           -0-
Shares redeemed               -0-                           -0-
Net increase             140,391                    $1,007,658


*    Commencement of distribution.


14



FINANCIAL HIGHLIGHTS                                          THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                      JAN. 1,1994
                                             YEAR ENDED NOVEMBER 30,       TO        YEAR ENDED DECEMBER 31,
                                            ------------------------  NOVEMBER 30,  ------------------------
                                                1996         1995       1994(A)          1993         1992
                                            -----------  -----------  ------------  -----------  -----------
Net asset value, beginning of period          $ 7.72       $ 6.63       $ 6.85         $ 6.68       $ 6.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .02          .02(b)       .01            .02          .05
Net realized and unrealized gain (loss)
  on investments                                1.06         2.08         (.23)           .93          .87
Net increase (decrease) in net asset
  value from operations                         1.08         2.10         (.22)           .95          .92

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)        (.01)          -0-          (.02)        (.05)
Distributions from net realized gains          (1.07)       (1.00)          -0-          (.76)        (.48)
Total dividends and distributions              (1.09)       (1.01)          -0-          (.78)        (.53)
Net asset value, end of period                $ 7.71       $ 7.72       $ 6.63         $ 6.85       $ 6.68

TOTAL RETURN
Total investment return based on net
  asset value (c)                              16.49%       37.87%       (3.21)%        14.26%       14.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $999,067     $945,309     $760,679       $831,814     $794,733
Ratio of expenses to average net assets         1.04%        1.08%        1.05%(d)       1.01%         .81%
Ratio of net investment income to
  average net assets                             .30%         .31%         .21%(d)        .27%         .79%
Portfolio turnover rate                           80%          81%          63%            66%          58%
Average commission rate (e)                   $.0646           --           --             --           --


See footnote summary on page 18.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS B
                                            -------------------------------------------------------------------
                                                                        JAN. 1, 1994
                                             YEAR ENDED NOVEMBER 30,         TO        YEAR ENDED DECEMBER 31,
                                            -------------------------   NOVEMBER 30,  -------------------------
                                                1996         1995         1994(A)         1993         1992
                                            -----------  ------------  -------------  -----------  ------------
Net asset value, beginning of period          $ 7.49       $ 6.50        $ 6.76         $ 6.64       $ 6.27

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.01)        (.03)(b)      (.03)          (.03)        (.01)(b)
Net realized and unrealized gain (loss)
  on investments                                 .99         2.02          (.23)           .91          .87

Net increase (decrease) in net asset
  value from operations                          .98         1.99          (.26)           .88          .86

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-           -0-            -0-        (.01)
Distributions from net realized gains          (1.07)       (1.00)           -0-          (.76)        (.48)
Total dividends and distributions              (1.07)       (1.00)           -0-          (.76)        (.49)
Net asset value, end of period                $ 7.40       $ 7.49        $ 6.50         $ 6.76       $ 6.64

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.47%       36.61%        (3.85)%        13.28%       13.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $44,450      $31,738       $18,138        $12,402       $3,825
Ratio of expenses to average net assets         1.87%        1.90%         1.89%(d)       1.90%        1.64%
Ratio of net investment loss to average
  net assets                                    (.53)%       (.53)%        (.60)%(d)      (.64)%       (.04)%
Portfolio turnover rate                           80%          81%           63%            66%          58%
Average commission rate (e)                   $.0646           --            --             --           --


See footnote summary on page 18.


16



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS C
                                            -------------------------------------------------------
                                                                        JAN. 1,1994       MAY 3,
                                             YEAR ENDED NOVEMBER 30,         TO         1993(F) TO
                                            -------------------------   NOVEMBER 30,   DECEMBER 31,
                                                1996         1995          1994(A)        1993
                                            -----------  ------------  -------------  -------------
Net asset value, beginning of period          $ 7.50       $ 6.50        $ 6.77         $ 6.67

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.02)        (.03)(b)      (.03)          (.02)
Net realized and unrealized gain (loss)
  on investments                                1.00         2.03          (.24)           .88
Net increase (decrease) in net asset
  value from operations                          .98         2.00          (.27)           .86

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.07)       (1.00)           -0-          (.76)
Net asset value, end of period                $ 7.41       $ 7.50        $ 6.50         $ 6.77

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.48%       36.79%        (3.99)%        13.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $13,899      $10,078        $6,230         $4,006
Ratio of expenses to average net assets         1.86%        1.89%         1.87%(d)       1.94%(d)
Ratio of net investment loss to average
  net assets                                    (.51)%       (.51)%        (.59)%(d)      (.74)%(d)
Portfolio turnover rate                           80%          81%           63%            66%
Average commission rate (e)                   $.0646           --            --             --


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        ADVISOR CLASS
                                                     ------------------
                                                     OCTOBER 2, 1996(F)
                                                               TO
                                                      NOVEMBER 30, 1996
                                                     ------------------
Net asset value, beginning of period                       $ 6.99

INCOME FROM INVESTMENT OPERATIONS
Net realized and unrealized gain on investments               .72
Net increase in net asset value from operations               .72
Net asset value, end of period                             $ 7.71

TOTAL RETURN
Total investment return based on net asset value (c)        10.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                  $1,083
Ratio of expenses to average net assets                       .89%(d)
Ratio of net investment income to average net assets          .38%(d)
Portfolio turnover rate                                        80%
Average commission rate (e)                                $.0646


(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(d)  Annualized.

(e) For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(f)  Commencement of distribution.


18



REPORT OF INDEPENDENT ACCOUNTANTS                             THE ALLIANCE FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE ALLIANCE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alliance Fund, Inc. (the "Fund") at November30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
January 17, 1997


19



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT
PAUL H. JENKEL, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


20



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21



THE ALLIANCE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ALLAR